SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                  CREDIT SUISSE INSTITUTIONAL HIGH YIELD FUND

         The Fund's Board has approved certain changes to the Fund (described below), which will become effective on or about February 15, 2005.

         The following information will supersede or supplement certain information in the fund's Prospectus and Statement of Additional Information.

         THE FOLLOWING WILL SUPERSEDE OR SUPPLEMENT THE DESCRIPTION OF GOAL AND STRATEGIES AND PORTFOLIO INVESTMENTS FOUND ON PAGE 16 OF THE PROSPECTUS:

         Under normal market conditions, this fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield fixed-income securities of issuers located in at least three countries, which may include the U.S.

         In choosing investments for the Fund, the portfolio managers will combine top-down analysis of industry sectors, currency trends and themes to determine which currencies and sectors may benefit from current and future economic changes, along with bottom-up fundamental credit research.

         The fund may invest:

         o without limit in bonds rated below investment grade and their unrated equivalents

         o up to 40% of assets in securities of issuers located in any single foreign country

         o up to 25% of assets in the securities of any one foreign government, its agencies, instrumentalities or political subdivisions

         o    up to 10% of assets in emerging markets

         o up to 20% of its net assets in equity and equity-related securities, including preferred stocks, securities convertible into equity securities, warrants, rights and options

         To a limited extent, the Fund may also engage in other practices that include the use of options, futures, swaps and other derivative securities.

         THE FOLLOWING WILL SUPERSEDE THE LISTED RISK FACTORS FOUND ON PAGES 3 AND 16 OF THE PROSPECTUS:

         This fund's principal risk factors are:

         o    credit risk

         o    foreign securities

         o    interest-rate risk

         o    market risk

         o    speculative risk

         International investing, particularly in emerging markets, carries additional risks, including currency, information and political risks.

         To the extent that a derivative or practice is not used for hedging purposes, the Fund will be directly exposed to its risks.

         OTHER CONTRARY INFORMATION IN THE PROSPECTUS OR STATEMENT OF ADDITIONAL INFORMATION IS ALSO SUPERSEDED.



Dated: December 8, 2004                                         CSISB-16-1204
                                                                2004-045